BRAZOS MUTUAL FUNDS

                          SUPPLEMENT DATED MAY 26, 2004
                        TO PROSPECTUS DATED APRIL 1, 2004


Investments in Small Cap Portfolio
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     Effective  May 27,  2004,  Class N and  Class Y  shares  of the  Small  Cap
Portfolio are open to new investments at any time. As a result, the limitations regarding investments in shares of the Small Cap Portfolio referenced on page 2 are no longer applicable. Shareholders of other Portfolios of Brazos Mutual Funds may acquire shares of the Small Cap Portfolio by exchange.